Exhibit 99.1
                                  ------------

     The Group I Mortgage Loans have original terms to maturity ranging from 10 years to 30 years and a Cut-off Date Principal Balance of approximately $563,242,766.97. Subsequent to the Closing Date, the Trust will purchase, to the extent available, approximately $136,121,243.59 in Subsequent Group I Mortgage Loans. The Group II Mortgage Loans have original terms to maturity ranging from 10 years to 30 years and a Cut-off Date Principal Balance of approximately $236,743,605.33. Subsequent to the Closing Date, the Trust will purchase, to the extent available, approximately $57,243,814.69 in Subsequent Group II Mortgage Loans.

     All of the adjustable-rate Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage") and all of the fixed-rate Mortgage Loans will be secured by either first or second Mortgages. The Mortgages create first liens (in the case of the adjustable-rate Mortgage Loans) and first or second liens (in the case of the fixed-rate Mortgage Loans) on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, individual condominium units and manufactured housing (each, a "Mortgaged Property"). The Group I Mortgage Loans consist of approximately 3,951Mortgage Loans, all of which are secured by first Mortgages. The Group II Mortgage Loans consist of approximately 1,448 Mortgage Loans, of which approximately 97.58% are secured by first Mortgages and approximately 2.42% are secured by second Mortgages.

     Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 76.86% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the " Adjustable-Rate Group I Mortgage Loans") and approximately 23.14% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 76.09% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 23.91% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

     Each of the Fixed-Rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

     Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 92.88% of the Adjustable-Rate Group I Mortgage Loans, three years, in the case of approximately 5.88% of the Adjustable-Rate Group I Mortgage Loans and fifteen years, in the case of approximately 1.12% of the Adjustable-Rate Group I Mortgage Loans, that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 90.76% of the Adjustable-Rate Group II Mortgage Loans, three years, in the case of approximately 7.64% of the Adjustable-Rate Group II Mortgage Loans and fifteen years, in the case of approximately 1.23% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (1.000% per annum, 3.000% per annum or 6.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, 1.500% per annum, 2.000% per annum or 3.000% per annum as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Periodic Rate Cap of approximately 3.000% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.006% per annum and the Adjustable-Rate Group II Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.996% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.009% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

     Approximately 82.07% of the Group I Mortgage Loans and approximately 72.29% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representations as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

GROUP I MORTGAGE LOANS STATISTICS

     The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

     Approximately 41.42% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.37% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 79.80%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

     Except with respect to approximately 0.00%of the Group I Mortgage Loans, all of the Group I Mortgage Loans have a scheduled monthly payment due on the first day of the month (the "Due Date").

     The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 356 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to December 1, 2001 or after December 1, 2002 or will have a remaining term to maturity of less than 117 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is November 1, 2032.

     The average Principal Balance of the Group I Mortgage Loans at origination was approximately $142,612.66. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $142,557.02. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $549,088.49 or less than approximately $47,951.43.

     The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.600% per annum and not more than 12.700% per annum and the weighted average Mortgage Rate was approximately 8.119% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.850% to 8.500%, Minimum Mortgage Rates ranging from 5.500% per annum to 12.500% per annum and Maximum Mortgage

Rates ranging from 11.600% per annum to 18.500% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.499% per annum, a weighted average Minimum Mortgage Rate of approximately 8.253% per annum and a weighted average Maximum Mortgage Rate of approximately 14.275% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in November 1, 2017, and the weighted average next Adjustment Date for the Adjustable- Rate Group I Mortgage Loans following the Cut-off Date is December 1, 2004.

     The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

          APPLICABLE CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                               PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF       OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
 PRINCIPAL BALANCE ($)    MORTGAGE LOANS    APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-----------------------   --------------    -----------------------   -----------------------------
 47,951-  50,000.......         139            $  6,937,107.90                   1.23%
 50,001- 100,000.......       1,135              87,128,750.19                  15.47
100,001- 150,000.......       1,131             141,810,728.09                  25.18
150,001- 200,000.......         770             133,966,748.20                  23.78
200,001- 250,000.......         460             102,903,217.53                  18.27
250,001- 300,000.......         267              73,188,663.89                  12.99
300,001- 350,000.......          27               8,753,574.82                   1.55
350,001- 400,000.......          18               6,721,222.17                   1.19
400,001- 450,000.......           2                 829,000.00                   0.15
450,000- 500,000.......           1                 454,665.69                   0.08
550,001- 549,088.......           1                 549,088.49                   0.10
                              -----            ---------------                 ------
  Total................       3,951            $563,242,766.97                 100.00%
                              =====            ===============                 ======

___________________
(1) The average applicable Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $142,557.07.


                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                     PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                    NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
 CREDIT SCORE    MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
---------------  --------------   -----------------------   -----------------------------
801 - 810......            4          $    674,609.18                   0.12%
751 - 800......           94            13,595,045.60                   2.41
701 - 750......          295            45,884,091.15                   8.15
651 - 700......          600            88,322,125.52                  15.68
601 - 650......        1,021           148,441,103.39                  26.35
551 - 600......          964           133,455,226.72                  23.69
501 - 550......          960           131,201,588.97                  23.29
451 - 500......           13             1,668,976.44                   0.30
                       -----          ---------------                 ------
   Total.......        3,951          $563,242,766.97                 100.00%
                       =====          ===============                 ======

______________________
(1) The weighted average Credit Score of the Group I Mortgage Loans that had Credit Scores was approximately 609.

                   CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS

                                    PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                   NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
 CREDIT GRADE   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
--------------  --------------   -----------------------   -----------------------------
AA+...........        680            $ 99,707,658.35                  17.70%
AA............      1,827             268,884,703.04                  47.74
A.............        672              93,479,472.90                  16.60
B.............        542              71,412,864.18                  12.68
C.............        156              20,293,541.03                   3.60
CC............         74               9,464,527.47                   1.68
                    -----            ---------------                 ------
   Total......      3,951            $563,242,766.97                 100.00%
                    =====            ===============                 ======


           ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                           PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                           NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)  MORTGAGE LOANS  APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
----------------------  --------------  -----------------------   -----------------------------
120...................          7            $    657,742.74                 0.12%
180...................         71               6,833,048.68                 1.21
240...................         36               4,158,067.44                 0.74
360...................      3,837             551,593,908.11                97.93
                            -----            ---------------               ------
   Total..............      3,951            $563,242,766.97               100.00%
                            =====            ===============               ======

____________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 357 months.


                REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
REMAINING TERM (MONTHS)   MORTGAGE LOANS  APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-----------------------   --------------  -----------------------   -----------------------------
117 - 120..............             7            $    657,742.74                 0.12%
171 - 175..............             1                  90,602.00                 0.02
176 - 180..............            70               6,742,446.68                 1.20
236 - 240..............            36               4,158,067.44                 0.74
346 - 350..............             1                 135,661.47                 0.02
351 - 355..............            15               1,910,242.37                 0.34
356 - 360..............         3,821             549,548,004.27                97.57
                                -----            ---------------               ------
  Total................         3,951            $563,242,766.97               100.00%
                                =====            ===============               ======

(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 356 months.

                            PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                   PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                   NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
    PROPERTY TYPE               MORTGAGE LOANS  APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
------------------------------  --------------  -----------------------   ----------------------------
Single Family  - Detached.....      3,009           $412,414,821.67                  73.22%
2-4 Family - Detached.........        340             61,819,572.15                  10.98
PUD - Detached................        303             47,762,797.42                   8.48
Low Rise Condo - Attached.....        220             27,716,290.34                   4.92
2-4 Family - Attached.........         22              4,981,446.11                   0.88
Single Family  - Attached.....         22              3,051,872.82                   0.54
High Rise Condo - Attached....         23              2,997,168.91                   0.53
PUD - Attached................         12              2,498,797.55                   0.44
                                    -----           ---------------                 ------
   Total......................      3,951           $563,242,766.97                 100.00%
                                    =====           ===============                 ======

____________________
(1)     PUD refers to a home or "unit" in a Planned Unit Development.


                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                       PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                      NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
OCCUPANCY STATUS   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
----------------   --------------   -----------------------   -----------------------------
Primary.........       3,637            $522,879,380.73                  92.83%
Non-owner.......         251              32,468,724.55                   5.76
Second Home.....          63               7,894,661.69                   1.40
                       -----            ---------------                 ------
   Total........       3,951            $563,242,766.97                 100.00%
                       =====            ===============                 ======

____________________
(1)     Occupancy as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
        PURPOSE              MORTGAGE LOANS  APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
        -------              --------------  -----------------------   -----------------------------
Cash Out Refinance.........       2,355           $342,193,055.48                60.75%
Purchase...................       1,308            182,237,701.96                32.36
Rate/Term Refinance........         288             38,812,009.53                 6.89
                                  -----           ---------------               ------
   Total...................       3,951           $563,242,766.97               100.00%
                                  =====           ===============               ======

                    ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)(3)

                                                      PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO (%)  MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
--------------------------------  --------------   -----------------------   -----------------------------
11.36 - 15.00...................          2           $    200,000.00                   0.04%
15.01 - 20.00...................          7                419,646.95                   0.07
20.01 - 25.00...................         11                881,198.16                   0.16
25.01 - 30.00...................         12                752,572.62                   0.13
30.01 - 35.00...................         24              2,166,977.47                   0.38
35.01 - 40.00...................         29              2,587,903.57                   0.46
40.01 - 45.00...................         42              4,397,885.41                   0.78
45.01 - 50.00...................         61              5,979,448.26                   1.06
50.01 - 55.00...................         72              8,763,936.92                   1.56
55.01 - 60.00...................        120             13,842,640.48                   2.46
60.01 - 65.00...................        211             28,701,695.82                   5.10
65.01 - 70.00...................        255             37,371,017.24                   6.63
70.01 - 75.00...................        395             57,109,418.36                  10.14
75.01 - 80.00...................      1,161            166,787,790.27                  29.61
80.01 - 85.00...................        321             47,645,652.78                   8.46
85.01 - 90.00...................        727            110,814,317.30                  19.67
90.01 - 95.00...................        487             72,756,858.63                  12.92
95.01 - 100.00..................         14              2,063,806.73                   0.37
                                      -----           ---------------                 ------
     Total......................      3,951           $563,242,766.97                 100.00%
                                      =====           ===============                 ======

__________________

(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the applicable Cut-off Date was approximately 79.80%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)

                                          PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                         NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
   LOCATION           MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
------------------    --------------   -----------------------   -----------------------------
California........         626            $116,168,279.46                   20.62%
New York..........         358              65,089,047.79                   11.56
Massachusetts.....         313              54,462,797.00                    9.67
Florida...........         326              37,316,480.91                    6.63
New Jersey........         213              34,101,835.88                    6.05
Illinois..........         163              21,932,078.48                    3.89
Georgia...........         136              15,557,757.80                    2.76
Pennsylvania......         132              14,663,884.04                    2.60
Virginia..........         105              14,550,460.21                    2.58
Michigan..........         148              14,458,578.97                    2.57
Colorado..........          81              12,947,474.01                    2.30
Texas.............         106              12,373,034.67                    2.20
North Carolina....         114              11,986,645.67                    2.13
Ohio..............         108              11,857,662.39                    2.11
Connecticut.......          95              11,762,715.67                    2.09
Arizona...........         103              11,582,483.56                    2.06
Washington........          64               9,942,635.92                    1.77
Maryland..........          57               9,377,217.22                    1.66
Rhode Island......          59               9,173,009.67                    1.63
Minnesota.........          63               8,843,306.05                    1.57
New Hampshire.....          60               8,414,212.31                    1.49
Maine.............          47               5,980,788.79                    1.06
Indiana...........          59               5,270,116.34                    0.94
Nevada............          37               5,156,658.66                    0.92
South Carolina....          46               4,827,306.68                    0.86
Missouri..........          49               4,820,220.93                    0.86
Wisconsin.........          46               4,735,946.60                    0.84
Utah..............          29               3,862,793.41                    0.69
Oregon............          18               2,504,761.83                    0.44
Tennessee.........          27               2,295,657.72                    0.41
Louisiana.........          21               2,290,730.02                    0.41
Kansas............          23               2,111,844.96                    0.37
Vermont...........          13               1,790,169.05                    0.32
Alabama...........          16               1,699,537.62                    0.30
Kentucky..........          20               1,692,368.19                    0.30
Mississippi.......          13               1,356,110.14                    0.24
Delaware..........           9               1,182,147.01                    0.21
Idaho.............          10               1,041,604.06                    0.18
Alaska............           7               1,020,505.73                    0.18
Oklahoma..........           7                 826,876.64                    0.15
New Mexico........           6                 561,941.65                    0.10
Iowa..............           8                 550,035.19                    0.10
Hawaii............           2                 346,303.60                    0.06
Montana...........           2                 297,503.16                    0.05
Nebraska..........           4                 295,241.31                    0.05
Wyoming...........           1                 114,000.00                    0.02
West Virginia.....           1                  50,000.00                    0.01
                         -----            ---------------                  ------
Total.............       3,951            $563,242,766.97                  100.00%
                         =====            ===============                  ======
___________________
(1)  The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.30% in the 11550 ZIP Code.

                      DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                         PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                      NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     DOCUMENTATION LEVEL           MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
---------------------------------  --------------     -----------------------   -----------------------------
Full Documentation...............       2,654            $367,582,339.08                   65.26%
Stated Income Documentation......       1,281             193,354,373.49                   34.33
Limited Income Documentation.....          16               2,306,054.40                    0.41
                                        -----            ---------------                  ------
 Total...........................       3,951            $563,242,766.97                  100.00%
                                        =====            ===============                  ======

____________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.


                CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                 PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                               NUMBER OF       OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
CURRENT MORTGAGE RATE (%)   MORTGAGE LOANS    APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------   --------------    -----------------------   -----------------------------
 5.600 -  6.000..........           52            $  7,654,036.31                  1.36%
 6.001 -  7.000..........          570              92,120,276.75                 16.36
 7.001 -  8.000..........        1,240             190,804,707.88                 33.88
 8.001 -  9.000..........        1,191             170,393,656.14                 30.25
 9.001 - 10.000..........          604              71,322,443.36                 12.66
10.001 - 11.000..........          215              22,987,354.08                  4.08
11.001 - 12.000..........           68               6,986,122.51                  1.24
12.001 - 12.700..........           11                 974,169.94                  0.17
                                 -----            ---------------                ------
 Total...................        3,951            $563,242,766.97                100.00%
                                 =====            ===============                ======

__________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the applicable Cut-off Date was approximately 8.119% per annum.

            GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                            PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                           NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
   GROSS MARGIN (%)     MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
   ----------------     --------------   -----------------------   -----------------------------
2.850 - 3.000.........           6            $  1,060,849.94                  0.25%
3.001 - 4.000.........         179              29,841,408.04                  6.89
4.001 - 5.000.........         758             120,123,388.65                 27.75
5.001 - 6.000.........       1,035             152,303,396.38                 35.18
6.001 - 7.000.........         707              92,816,704.73                 21.44
7.001 - 8.000.........         280              32,701,318.37                  7.55
8.001 - 8.500.........          34               4,055,595.04                  0.94
                             -----            ---------------                ------
Total.................       2,999            $432,902,661.15                100.00%
                             =====            ===============                ======

__________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 5.499% per annum.

                NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
  NEXT ADJUSTMENT DATE    MORTGAGE LOANS   APPLICABLE CUT-OFF DATE    APPLICABLE CUT-OFF DATE
------------------------  --------------   -----------------------  -----------------------------
April 1, 2003...........          2          $    473,568.34                   0.11%
November 1, 2003........          1               135,661.47                   0.03
February 1, 2004........          1               124,646.06                   0.03
March 1, 2004...........          1                90,052.80                   0.02
April 1, 2004...........          2               186,044.24                   0.04
May 1, 2004.............          4               711,469.36                   0.16
June 1, 2004............         15             1,750,735.72                   0.40
July 1, 2004............         52             6,517,004.06                   1.51
August 1, 2004..........         84            11,208,194.97                   2.59
September 1, 2004.......        331            53,063,654.73                  12.26
October 1, 2004.........      1,778           263,213,162.63                  60.80
November 1, 2004........        473            65,116,773.00                  15.04
July 1, 2005............          2               330,117.27                   0.08
August 1, 2005..........         12             1,350,900.87                   0.31
September 1, 2005.......         21             2,724,875.81                   0.63
October 1, 2005.........        146            18,300,188.19                   4.23
November 1, 2005........         27             2,753,350.00                   0.64
August 1, 2017..........          4               224,062.95                   0.05
September 1, 2017.......          8             1,081,231.01                   0.25
October 1, 2017.........         30             3,034,967.67                   0.70
November 1, 2017........          5               512,000.00                   0.12
                              -----          ---------------                 ------
       Total............      2,999          $432,902,661.15                 100.00%
                              =====          ===============                 ======

__________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date is approximately 26 months.

        MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                               NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------------   --------------   -----------------------   -----------------------------
11.600 - 12.000..........           31            $  5,128,337.53                 1.18%
12.001 - 13.000..........          290              50,813,621.11                11.74
13.001 - 14.000..........          898             139,834,937.33                32.30
14.001 - 15.000..........          984             143,891,219.42                33.24
15.001 - 16.000..........          541              66,230,515.11                15.30
16.001 - 17.000..........          195              20,968,845.17                 4.84
17.001 - 18.000..........           52               5,406,788.91                 1.25
18.001 - 18.500..........            8                 628,396.57                 0.15
                                 -----            ---------------               ------
  Total..................        2,999            $432,902,661.15               100.00%
                                 =====            ===============               ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 14.275% per annum.


        MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MINIMUM MORTGAGE RATE (%)    MORTGAGE LOANS  APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------------    --------------  -----------------------   -----------------------------
 5.500 -  6.000..........           32            $  5,230,213.49                 1.21%
 6.001 -  7.000..........          297              51,998,528.19                12.01
 7.001 -  8.000..........          910             142,867,373.48                33.00
 8.001 -  9.000..........          982             142,636,113.04                32.95
 9.001 - 10.000..........          529              63,649,224.38                14.70
10.001 - 11.000..........          191              20,672,882.69                 4.78
11.001 - 12.000..........           51               5,281,639.66                 1.22
12.001 - 12.500..........            7                 566,686.22                 0.13
                                 -----            ---------------               ------
 Total...................        2,999            $432,902,661.15               100.00%
                                 =====            ===============               ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 8.253% per annum.

       INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                  PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                  NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
INITIAL PERIODIC RATE CAP (%)  MORTGAGE LOANS  APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-----------------------------  --------------  -----------------------   -----------------------------
1.000........................           2          $    473,568.34                   0.11%
3.000........................       2,996           432,177,507.96                  99.83
6.000........................           1               251,584.85                   0.06
                                    -----          ---------------                 ------
  Total......................       2,999          $432,902,661.15                 100.00%
                                    =====          ===============                 ======

__________________
(1)   Relates solely to initial rate adjustments.


     APPLICABLE PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                           PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                           NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
PERIODIC RATE CAP (%)   MORTGAGE LOANS  APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
---------------------   --------------  -----------------------   -----------------------------
1.000................        2,977         $429,337,412.97                   99.18%
1.500................           19            2,983,154.19                    0.69
2.000................            1               54,900.00                    0.01
3.000................            2              527,193.99                    0.12
                             -----         ---------------                  ------
  Total..............        2,999         $432,902,661.15                  100.00%
                             =====         ===============                  ======

__________________
(1)   Relates to all rate adjustments subsequent to initial rate adjustments.


GROUP II MORTGAGE LOANS STATISTICS

     The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

     Approximately 28.86% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.31% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 77.61%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

     Except with respect to approximately 0.14% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

     The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 353 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to April 1, 2002 or after December 1, 2002 or will have a remaining term to maturity of less than 118 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is November 1, 2032.

     The average Principal Balance of the Group II Mortgage Loans at origination was approximately $163,563.23. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $163,496.97.

No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $979,258.01 or less than approximately $48,949.73.

     The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.750% per annum and not more than 13.750% per annum and the weighted average Mortgage Rate was approximately 8.171% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.050% to 12.800%, Minimum Mortgage Rates ranging from 4.990% per annum to 13.350% per annum and Maximum Mortgage Rates ranging from 11.800% per annum to 19.500% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.447% per annum, a weighted average Minimum Mortgage Rate of approximately 8.163% per annum and a weighted average Maximum Mortgage Rate of approximately 14.203% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in November 1, 2017, and the weighted average next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is December 1, 2004.

     The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

           APPLICABLE CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                               NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
  PRINCIPAL BALANCE ($)     MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------   --------------   -----------------------   -----------------------------
 48,949 -  50,000........          153            $  7,637,139.05                 3.23%
 50,001 - 100,000........          593              43,034,146.06                18.18
100,001 - 150,000........          219              26,888,793.06                11.36
150,001 - 200,000........           94              16,175,691.63                 6.83
200,001 - 250,000........           53              11,820,860.57                 4.99
250,001 - 300,000........           24               6,663,500.82                 2.81
300,001 - 350,000........          113              36,715,023.84                15.51
350,001 - 400,000........           95              36,172,087.78                15.28
400,001 - 450,000........           47              20,148,554.25                 8.51
450,001 - 500,000........           35              16,957,803.79                 7.16
500,001 - 550,000........            6               3,185,056.41                 1.35
550,001 - 600,000........            5               2,851,703.42                 1.20
600,001 - 650,000........            1                 640,000.00                 0.27
650,001 - 700,000........            3               2,043,141.97                 0.86
700,001 - 750,000........            4               2,998,144.67                 1.27
850,001 - 900,000........            1                 862,500.00                 0.36
950,001 - 979,258........            2               1,949,458.01                 0.82
                                 -----            ---------------               ------
  Total..................        1,448            $236,743,605.33               100.00%
                                 =====            ===============               ======

___________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $163,496.97.


                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                          PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                         NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
   CREDIT SCORE       MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------   --------------   -----------------------   -----------------------------
751 - 788..........           26            $  7,321,047.18                 3.09%
701 - 750..........           66              14,922,762.80                 6.30
651 - 700..........          176              40,517,998.31                17.11
601 - 650..........          318              53,085,013.19                22.42
551 - 600..........          415              63,579,981.32                26.86
501 - 550..........          368              49,904,401.67                21.08
500................            5                 841,825.82                 0.36
Not Available......           74               6,570,575.04                 2.78
                           -----            ---------------               ------
  Total............        1,448            $236,743,605.33               100.00%
                           =====            ===============               ======

______________________
(1) The weighted average Credit Score of the Group II Mortgage Loans that had Credit Scores was approximately 609.

                    CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS

                                       PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                      NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
  CREDIT GRADE      MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
----------------    --------------   -----------------------  -----------------------------
AA+.............          134            $ 29,699,748.57                12.55%
AA..............          680             121,820,252.54                51.46
A...............          265              36,758,722.28                15.53
B...............          267              38,078,484.84                16.08
C...............           64               5,694,801.20                 2.41
CC..............           38               4,691,595.90                 1.98
                        -----            ---------------               ------
   Total........        1,448            $236,743,605.33               100.00%
                        =====            ===============               ======


                ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                              PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)    MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
----------------------    --------------   -----------------------   -----------------------------
120...................             3            $    176,272.73                 0.07%
180...................            53               3,999,169.70                 1.69
240...................            80               5,378,437.41                 2.27
360...................         1,312             227,189,725.49                95.96
                               -----            ---------------               ------
   Total..............         1,448            $236,743,605.33               100.00%
                               =====            ===============               ======

____________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 354 months.



                REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                              PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
REMAINING TERM (MONTHS)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-----------------------   --------------   -----------------------   -----------------------------
118 - 120..............            3            $    176,272.73                 0.07%
176 - 180..............           53               3,999,169.70                 1.69
236 - 240..............           80               5,378,437.41                 2.27
351 - 355..............           40               5,115,580.94                 2.16
356 - 360..............        1,272             222,074,144.55                93.80
                               -----            ---------------               ------
   Total...............        1,448            $236,743,605.33               100.00%
                               =====            ===============               ======

____________________
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 353 months.

                     PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                          PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                         NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
         PROPERTY TYPE                MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
------------------------------------  --------------   -----------------------   -----------------------------
Single Family Detached..............       1,118            $186,567,699.96                78.81%
PUD Detached........................         125              25,369,569.96                10.72
2-4 Units Detached..................          64               8,881,437.85                 3.75
Condo Low-Rise Attached.............          46               6,657,612.59                 2.81
Manufactured Housing - Detached.....          60               4,868,994.76                 2.06
Manufactured Housing................          19               1,576,622.27                 0.67
Single Family Attached..............           5               1,009,625.62                 0.43
2-4 Units Attached..................           5                 916,687.32                 0.39
Condo High-Rise Attached............           6                 895,355.00                 0.38
                                           -----            ---------------               ------
   Total............................       1,448            $236,743,605.33               100.00%
                                           =====            ===============               ======

____________________
(1)     PUD refers to a home or "unit" in a Planned Unit Development.


               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                        PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                       NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
 OCCUPANCY STATUS   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
------------------  --------------   -----------------------   -----------------------------
Primary...........       1,352            $224,148,413.87                94.68%
Non-owner.........          72               8,138,759.17                 3.44
Second Home.......          24               4,456,432.29                 1.88
                         -----            ---------------               ------
   Total..........       1,448            $236,743,605.33               100.00%
                         =====            ===============               ======

____________________
(1)  Occupancy as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                               PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
      PURPOSE              MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------  --------------   -----------------------   -----------------------------
Cash Out Refinance.......         980            $153,782,075.65                64.96%
Purchase.................         358              63,074,030.87                26.64
Rate/Term Refinance......         110              19,887,498.81                 8.40
                                -----            ---------------               ------
   Total.................       1,448            $236,743,605.33               100.00%
                                =====            ===============               ======

            ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)(3)

                                                     PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                     NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO (%)  MORTGAGE LOANS  APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
--------------------------------  --------------  -----------------------   -----------------------------
13.48 -  15.00..................         2            $    100,000.00                 0.04%
15.01 -  20.00..................         3                 210,000.00                 0.09
20.01 -  25.00..................         2                  99,912.60                 0.04
25.01 -  30.00..................         4                 199,743.64                 0.08
30.01 -  35.00..................         5                 283,924.99                 0.12
35.01 -  40.00..................        10               1,254,199.24                 0.53
40.01 -  45.00..................        11               1,014,001.20                 0.43
45.01 -  50.00..................        23               2,590,270.09                 1.09
50.01 -  55.00..................        32               3,901,067.30                 1.65
55.01 -  60.00..................        57               8,257,694.14                 3.49
60.01 -  65.00..................       110              17,799,395.30                 7.52
65.01 -  70.00..................       101              17,856,573.85                 7.54
70.01 -  75.00..................       198              33,868,881.04                14.31
75.01 -  80.00..................       500              80,991,037.59                34.21
80.01 -  85.00..................       107              15,106,521.22                 6.38
85.01 -  90.00..................       196              34,168,661.63                14.43
90.01 -  95.00..................        81              18,311,428.96                 7.73
95.01 - 100.00..................         6                 730,292.54                 0.31
                                     -----            ---------------               ------
Total...........................     1,448            $236,743,605.33               100.00%
                                     =====            ===============               ======

__________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the applicable Cut-off Date was approximately 77.61%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)

                                       PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                       NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
      LOCATION      MORTGAGE LOANS  APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
------------------  --------------  -----------------------   -----------------------------
California........       191            $ 51,858,532.49                21.90%
New York..........       121              28,463,116.06                12.02
Texas.............       208              26,677,279.44                11.27
Massachusetts.....        66              19,342,140.65                 8.17
Florida...........       139              14,639,452.02                 6.18
New Jersey........        51              11,950,834.85                 5.05
Georgia...........        54               6,612,236.34                 2.79
Virginia..........        38               6,581,559.04                 2.78
Pennsylvania......        48               6,063,125.72                 2.56
Ohio..............        71               5,582,240.22                 2.36
Colorado..........        26               5,419,113.21                 2.29
Michigan..........        58               4,777,973.00                 2.02
Illinois..........        28               4,692,954.67                 1.98
North Carolina....        40               4,479,134.23                 1.89
Washington........        19               4,405,143.17                 1.86
Arizona...........        23               3,404,954.28                 1.44
Connecticut.......        19               3,331,565.35                 1.41
Maryland..........        18               2,942,925.09                 1.24
Maine.............        18               2,661,537.31                 1.12
Minnesota.........        13               2,295,160.85                 0.97
Indiana...........        26               2,088,225.88                 0.88
Wisconsin.........        18               2,014,645.90                 0.85
Missouri..........        19               1,765,274.13                 0.75
South Carolina....        14               1,598,576.47                 0.68
Tennessee.........        19               1,500,536.77                 0.63
New Hampshire.....         7               1,479,468.80                 0.62
Rhode Island......         6               1,207,584.05                 0.51
Kentucky..........        15               1,142,878.22                 0.48
Oregon............         5                 978,005.28                 0.41
Alabama...........        12                 857,923.47                 0.36
Nevada............         4                 847,985.35                 0.36
Idaho.............         8                 773,772.71                 0.33
Kansas............         9                 674,701.66                 0.28
Louisiana.........        10                 659,558.57                 0.28
Vermont...........         7                 601,166.85                 0.25
Wyoming...........         2                 593,200.00                 0.25
Mississippi.......         4                 504,401.27                 0.21
Utah..............         3                 283,995.34                 0.12
New Mexico........         2                 201,000.00                 0.08
Iowa..............         3                 192,160.00                 0.08
Delaware..........         2                 181,225.00                 0.08
Nebraska..........         1                 155,864.92                 0.07
Alaska............         1                 142,500.00                 0.06
South Dakota......         2                 117,976.70                 0.05
                       -----            ---------------               ------
      Total.......     1,448            $236,743,605.33               100.00%
                       =====            ===============               ======

__________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.69% in the 91356 ZIP Code.

                       DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                    NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     DOCUMENTATION LEVEL         MORTGAGE LOANS     APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------------  --------------     -----------------------     -----------------------
Full Documentation.............       960               $148,669,263.68                62.80%
Stated Income Documentation....       476                 86,584,669.59                36.57
Limited Income Documentation...        12                  1,489,672.06                 0.63
                                    -----               ---------------               ------
 Total.........................     1,448               $236,743,605.33               100.00%
                                    =====               ===============               ======

____________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.


              CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                               NUMBER OF      OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
CURRENT MORTGAGE RATE (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------   --------------   -----------------------  -----------------------------
 5.750 -  6.000..........            8            $  3,228,690.00                 1.36%
 6.001 -  7.000..........          190              49,284,241.14                20.82
 7.001 -  8.000..........          364              75,674,245.35                31.96
 8.001 -  9.000..........          397              57,687,148.74                24.37
 9.001 - 10.000..........          241              29,234,097.09                12.35
10.001 - 11.000..........          112              10,189,880.77                 4.30
11.001 - 12.000..........           95               8,728,229.12                 3.69
12.001 - 13.000..........           32               2,140,338.21                 0.90
13.001 - 13.750..........            9                 576,734.91                 0.24
                                 -----            ---------------               ------
 Total...................        1,448            $236,743,605.33               100.00%
                                 =====            ===============               ======

__________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the applicable Cut-off Date was approximately 8.171% per annum.

                GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                           PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                          NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
    GROSS MARGIN (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
---------------------  --------------   -----------------------   -----------------------------
 3.050 - 4.000.......        64            $ 18,988,954.22                  10.54%
 4.001 - 5.000.......       238              55,314,779.86                  30.71
 5.001 - 6.000.......       383              59,429,030.91                  32.99
 6.001 - 7.000.......       205              28,205,854.51                  15.66
 7.001 - 8.000.......       100              11,786,797.34                   6.54
 8.001 - 9.000.......        29               3,467,024.29                   1.92
 9.001 - 10.000......        19               2,048,395.11                   1.14
10.001 -11.000.......         4                 559,984.31                   0.31
11.001 -12.000.......         2                 116,700.28                   0.06
12.001 - 12.800......         3                 230,558.25                   0.13
                          -----            ---------------                 ------
      Total..........     1,047            $180,148,079.08                 100.00%
                          =====            ===============                 ======

__________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 5.447% per annum.


        NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                              PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                              NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
  NEXT ADJUSTMENT DATE     MORTGAGE LOANS  APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-------------------------  --------------  -----------------------   -----------------------------
April 1, 2003............         2            $    659,000.00                 0.37%
March 1, 2004............         1                  74,685.79                 0.04
May 1, 2004..............         5                 701,309.83                 0.39
June 1, 2004.............        24               3,447,658.75                 1.91
July 1, 2004.............        35               4,540,834.81                 2.52
August 1, 2004...........        83              14,172,834.49                 7.87
September 1, 2004........       118              28,582,244.55                15.87
October 1, 2004..........       460              78,433,666.67                43.54
November 1, 2004.........       202              33,564,400.03                18.63
March 1, 2005............         1                 143,566.28                 0.08
May 1, 2005..............         1                 126,106.53                 0.07
June 1, 2005.............         5                 562,971.34                 0.31
July 1, 2005.............         5                 404,962.92                 0.22
August 1, 2005...........         6                 559,536.31                 0.31
September 1, 2005........        17               2,442,681.75                 1.36
October 1, 2005..........        39               5,654,512.00                 3.14
November 1, 2005.........        23               3,865,260.00                 2.15
July 1, 2017.............         1                  49,907.53                 0.03
September 1, 2017........         4                 477,639.50                 0.27
October 1, 2017..........        12               1,175,475.00                 0.65
November 1, 2017.........         3                 508,825.00                 0.28
                              -----            ---------------               ------
  Total..................     1,047            $180,148,079.08               100.00%
                              =====            ===============               ======

__________________

(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date is approximately 26 months.

      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                               PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                               NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS  APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------------   --------------  -----------------------   -----------------------------
11.800 - 12.000..........         4            $  1,623,690.00                   0.90%
12.001 - 13.000..........       123              32,795,858.41                  18.20
13.001 - 14.000..........       282              59,097,761.79                  32.81
14.001 - 15.000..........       322              49,076,190.05                  27.24
15.001 - 16.000..........       177              22,497,390.71                  12.49
16.001 - 17.000..........        75               8,162,569.96                   4.53
17.001 - 18.000..........        42               4,859,821.61                   2.70
18.001 - 19.000..........        20               1,877,677.16                   1.04
19.001 - 19.500..........         2                 157,119.39                   0.09
                              -----            ---------------                 ------
      Total..............     1,047            $180,148,079.08                 100.00%
                              =====            ===============                 ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 14.203% per annum.


           MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                               PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MINIMUM MORTGAGE RATE (%)  MORTGAGE LOANS   APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-------------------------  --------------   -----------------------   ----------------------------
 4.990 - 5.000...........           1            $    184,750.39                 0.10%
 5.001 - 6.000...........           4               1,623,690.00                 0.90
 6.001 - 7.000...........         125              33,531,315.44                18.61
 7.001 - 8.000...........         283              59,913,256.85                33.26
 8.001 - 9.000...........         321              48,332,694.45                26.83
 9.001 - 10.000..........         186              23,067,869.96                12.80
10.001 - 11.000..........          69               7,157,801.56                 3.97
11.001 - 12.000..........          44               5,289,483.41                 2.94
12.001 - 13.000..........          13                 940,012.58                 0.52
13.001 - 13.350..........           1                 107,204.44                 0.06
                                -----            ---------------               ------
      Total..............       1,047            $180,148,079.08               100.00%
                                =====            ===============               ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 8.163% per annum.

         INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                    PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                                   NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
INITIAL PERIODIC RATE CAP (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE     APPLICABLE CUT-OFF DATE
-----------------------------   --------------   -----------------------   -----------------------------
1.000........................           2             $    659,000.00                 0.37%
3.000........................       1,044              179,304,328.69                99.53
6.000........................           1                  184,750.39                 0.10
                                    -----             ---------------               ------
  Total......................       1,047             $180,148,079.08               100.00%
                                    =====             ===============               ======

__________________
(1)    Relates solely to initial rate adjustments.



   SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                           PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                           NUMBER OF     OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
PERIODIC RATE CAP (%)   MORTGAGE LOANS  APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
---------------------   --------------  -----------------------   -----------------------------
1.000................        1,024           $176,938,502.79                 98.22%
1.500................           23              3,209,576.29                  1.78
                             -----           ---------------                ------
  Total..............        1,047           $180,148,079.08                100.00%
                             =====           ===============                ======

__________________
(1)    Relates to all rate adjustments subsequent to initial rate adjustments.